U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 5, 2007
                                                         ----------------


                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



         Delaware                    1-16137                  16-1531026
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      (State or other       (Commission File Number)        (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)



        9645 Wehrle Drive, Clarence, New York                    14031
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       (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).


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Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

      On November 5, 2007, Greatbatch, Inc. (the "Company") issued a press release announcing its results for the quarter ended September 28, 2007. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

      The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 8.01. Other Events
           ------------

      On November 5, 2007, Greatbatch issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that its subsidiary, Electrochem Commercial Power, Inc. has acquired substantially all of the assets of EAC Corporation for approximately $12 million in cash. The Company expects to close this transaction in November 2007. EAC is a leading provider of custom battery solutions and electronics integration focused on rechargeable, battery systems.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

       (d) Exhibits

       99.1  Press Release dated November 5, 2007.

       99.2  Press Release dated November 5, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 5, 2007                  GREATBATCH, INC.

                                         By: /s/ Thomas J. Mazza
                                             ------------------------
                                             Thomas J. Mazza
                                             Senior Vice President and
                                             Chief Financial Officer



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EXHIBIT
NUMBER       DESCRIPTION
------       -----------

99.1         Press Release of Greatbatch, Inc. dated November 5, 2007.

99.2         Press Release of Greatbatch, Inc. dated November 5, 2007.